VOYA EQUITY TRUST
Voya Global Multi-Asset Fund
(the "Fund")
Supplement dated March 26, 2024
to the Fund's Class A, Class C, Class I, Class R6, and Class W Shares'
Summary Prospectus and Prospectus,
each dated September 30, 2023, as supplemented
(together, the "Prospectuses")
On March 6, 2024, the Board of Trustees of Voya Equity Trust approved the following changes with respect to the Fund, effective at the close of business on May 1, 2024: (i) changes to the Fund's principal investment strategies; (ii) changing the Fund's name to "Voya Global Income & Growth Fund"; (iii) changing the Fund's primary benchmark index from the "S&P Target Risk® Growth Index" to the "MSCI World Index" and the "Bloomberg Global Aggregate Index"; (iv) changing the Fund's dividend distribution frequency from an annual basis to a monthly basis; (v) changing the Fund's expense limitation agreement, management fee schedule, and sub-advisory fee schedule; and (vi) changes to the portfolio management team. From the open of business on May 1, 2024 through the close of business on May 15, 2024, the Fund will be in a "transition period," during which time the Fund may not be pursuing its investment objective and strategies, and limitations on permissible investments and investment restrictions will not apply. The sale and purchase of securities during the transition period are expected to result in buy and sell transactions. Such transactions may be made at a disadvantageous time and may result in the realization of taxable gains or losses for the Fund, resulting in taxable distributions to the Fund's shareholders. In addition, these transactions will also result in costs, which will be borne by the Fund.
Effective at the close of business on May 1, 2024, the Prospectuses are revised as follows:
1.All references to "Voya Global Multi-Asset Fund" are deleted in their entirety and replaced with "Voya Global Income & Growth Fund".
2.All references to the Sub-Adviser investing the assets of the Fund in a combination of Underlying Funds and all references to the Underlying Funds are deleted in their entirety.
3.All references to Lanyon Blair, CFA, CAIA and Barbara Reinhard, CFA as portfolio managers for the Fund are deleted in their entirety.
4.The section of the Prospectuses entitled "Principal Investment Strategies" is deleted in its entirety and replaced with the following:
PRINCIPAL INVESTMENT STRATEGIES
Under normal circumstances, the Fund invests directly or indirectly (including through derivatives) at least 80% of its net assets (plus borrowings for investment purposes) in investments that the sub- adviser (the "Sub-Adviser") believes have potential for income, growth, or both. For purposes of this 80% policy, income-producing investments include any investments or instruments that pay dividends and/or interest, whether in cash or in kind; that generate premiums; that are issued at a discount; or that otherwise generate or result in income for the Fund. Growth means investments that are expected to generate capital appreciation in excess of the initial investment.
The Fund invests its assets (expressed as a percentage of its net assets) across asset classes as follows (the "Target Allocation"): 33% in high-yield securities (defined below), 33% in convertible securities, and 33% in equity securities and/or written call options. This allocation is a target, and the Fund's allocation could change substantially due to portfolio manager decisions or as the investments' asset values change due to market movements. On an ongoing basis, the actual mix of assets for the Fund may deviate from the Target Allocation. The Fund's Target Allocation may be changed, at any time, by the Sub-Adviser.

The Fund invests in securities of issuers in a number of different countries, including the U.S. The Fund may invest in the securities of issuers located in developing and emerging market countries, including securities of such issuers that are traded on a U.S. stock exchange, and in American Depositary Receipts, when consistent with the Fund's investment objective. Countries with developing and emerging markets include most countries in the world except Australia, Canada, Hong Kong, Israel, Japan, New Zealand, the United Kingdom, the United States, and most of the countries of western Europe. Securities may be denominated in foreign (non-U.S.) currencies or in U.S. dollars. The Fund may hedge its exposure to securities denominated in foreign (non-U.S.) currencies.
The Sub-Adviser identifies companies by utilizing a fundamental, bottom-up research process that seeks to facilitate early identification of issuers that the Sub-Adviser believes demonstrate the ability to improve their fundamental characteristics. The Sub-Adviser then determines which asset class it believes has the potential to provide the optimal total return opportunity, subject to market conditions. Generally, the Fund's investments in debt instruments and convertible securities, at the time of purchase, are rated below investment grade (rated Ba or below by Moody's Investors Service, Inc. ("Moody's") or BB or below by S&P Global Ratings ("S&P") or Fitch Ratings ("Fitch")) or, if unrated, determined by the Sub-Adviser to be of comparable quality (sometimes referred to as "high-yield securities" or "junk bonds"). The Fund may invest in issuers of any market capitalization.
In addition to publicly-traded equity securities, the Fund may invest a significant portion of its assets in private placement securities (including Rule 144A securities). The Fund may also employ a strategy of writing call options on common stocks to seek to enhance the Fund's distributions and reduce overall portfolio risk.
The Fund may invest in synthetic convertible instruments by combining debt instruments with a basket of warrants or options that together produce the economic characteristics similar to a convertible security. Additionally, the Fund may invest in structured notes or equity-linked securities that provide economic exposure similar to a convertible security. Convertible preferred securities, including mandatory and perpetual, may also be used to gain convertible exposure.
From time to time, the Fund may also acquire warrants, options, or equity securities as a result of company restructurings. The Fund may also invest in other derivative instruments, including, but not limited to, foreign currency exchange contracts, options, and stock index futures contracts.
The Fund may invest in other investment companies, including exchange-traded funds ("ETFs"), to the extent permitted under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, and under the terms of applicable no-action relief or exemptive orders granted thereunder (the "1940 Act").
In evaluating investments for the Fund, the Sub-Adviser takes into account a wide variety of factors and considerations to determine whether any or all of those factors or considerations might have a material effect on the value, risks, or prospects of an investment. Among the factors considered, the Sub-Adviser expects typically to take into account environmental, social, and governance ("ESG") factors in considering potential investments where the Sub-Adviser believes one or more of those factors might have such an effect. In considering ESG factors, the Sub-Adviser intends to rely primarily on factors identified through its proprietary empirical research and on third-party evaluations of an issuer's ESG standing. ESG factors will be only one of many considerations in the Sub-Adviser's evaluation of any potential investment; the extent to which ESG factors will affect the Sub-Adviser's decision to invest in a company, if at all, will depend on the analysis and judgment of the Sub-Adviser.
The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.
The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1⁄3% of its total assets.

5.The section of the Prospectuses entitled "Principal Risks" is revised to: (i) delete the "Affiliated Underlying Funds," "Credit Default Swaps," "Deflation," "Environmental, Social, and Governance (Funds- of-Funds)," "Floating Rate Loans," "Inflation-Indexed Bonds," "London Inter-Bank Offered Rate," "Mortgage- and/or Asset-Backed Securities," "Natural Resources/Commodity Securities," "Real Estate Companies and Real Estate Investment Trusts," "U.S. Government Securities and Obligations," and "Underlying Funds" risks; and (ii) add the following risks:
Convertible Securities: Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt instruments, such as interest rate risk and credit risk. In addition, because convertible securities react to changes in the value of the underlying stock, they are subject to market risk. Synthetic convertible securities may present a greater degree of market risk, and may be more volatile, less liquid and more difficult to price accurately than less complex securities.
Covenant-Lite Loans: Loans in which the Fund may invest or to which the Fund may gain exposure indirectly through its investments in collateralized debt obligations, CLOs or other types of structured securities may be considered "covenant-lite" loans. Covenant-lite refers to loans which do not incorporate traditional performance-based financial maintenance covenants. Covenant-lite does not refer to a loan's seniority in a borrower's capital structure nor to a lack of the benefit from a legal pledge of the borrower's assets and does not necessarily correlate to the overall credit quality of the borrower. Covenant-lite loans generally do not include terms which allow a lender to take action based on a borrower's performance relative to its covenants. Such actions may include the ability to renegotiate and/or re-set the credit spread on the loan with a borrower, and even to declare a default or force the borrower into bankruptcy restructuring if certain criteria are breached. Covenant-lite loans typically still provide lenders with other covenants that restrict a borrower from incurring additional debt or engaging in certain actions. Such covenants can only be breached by an affirmative action of the borrower, rather than by a deterioration in the borrower's financial condition. Accordingly, the Fund may have fewer rights against a borrower when it invests in, or has exposure to, covenant-lite loans and, accordingly, may have a greater risk of loss on such investments as compared to investments in, or exposure to, loans with additional or more conventional covenants.
Dividend: Companies that issue dividend yielding equity securities are not required to continue to pay dividends on such securities. Therefore, there is a possibility that such companies could reduce or eliminate the payment of dividends in the future. As a result, the Fund's ability to execute its investment strategy may be limited.
Environmental, Social, and Governance (Equity): The Sub-Adviser's consideration of ESG factors in selecting investments for the Fund is based on information that is not standardized, some of which can be qualitative and subjective by nature. The Sub-Adviser's assessment of ESG factors in respect of a company may rely on third-party data that might be incorrect or based on incomplete or inaccurate information. There is no minimum percentage of the Fund's assets that will be invested in companies that the Sub-Adviser views favorably in light of ESG factors, and the Sub-Adviser may choose not to invest in companies that compare favorably to other companies on the basis of ESG factors. It is possible that the Fund will have less exposure to certain companies due to the Sub-Adviser's assessment of ESG factors than other comparable mutual funds. There can be no assurance that an investment selected by the Sub-Adviser, which includes its consideration of ESG factors, will provide more favorable investment performance than another potential investment, and such an investment may, in fact, underperform other potential investments.
Environmental, Social, and Governance (Fixed Income): The Sub-Adviser's consideration of ESG factors in selecting investments for the Fund is based on information that is not standardized, some of which can be qualitative and subjective by nature. The Sub-Adviser's assessment of ESG factors in respect of obligations of an issuer may rely on third-party data that might be incorrect or based on incomplete or inaccurate information. There is no minimum percentage of the Fund's assets that will be invested in obligations of issuers that the Sub-Adviser views favorably in light of ESG factors, and the Sub-Adviser may choose not to invest in obligations of issuers that compare favorably to obligations of other issuers on the basis of ESG factors. It is possible that the Fund will have less exposure to obligations of certain issuers due to the Sub-Adviser's assessment of ESG factors than other comparable mutual funds. There can be no assurance that an investment selected by the Sub- Adviser, which includes its consideration of ESG factors, will provide more favorable investment performance than another potential investment, and such an investment may, in fact, underperform other potential investments.
Equity-Linked Notes: An equity-linked note ("ELN") is an investment whose value is based on the value of a single equity security, basket of equity securities, or an index of equity securities (each, an "underlying equity"). Although ELNs are not a direct investment in the underlying equity, ELNs are subject to the market risk associated with their underlying equity and the price of ELNs may not correlate with the underlying equity. As a result, an investment in an ELN may result in significant losses to the Fund, including its entire principal investment. In addition, ELNs are subject to other risks, including counterparty risk, credit risk, liquidity risk, and market risk.
Growth Investing: Prices of growth-oriented stocks are more sensitive to investor perceptions of the issuer's growth potential and may fall quickly and significantly if investors suspect that actual growth may be less than expected. There is a risk that funds that invest in growth-oriented stocks may underperform other funds that invest more broadly. Growth-oriented stocks tend to be more volatile than value-oriented stocks, and may underperform the market as a whole over any given time period.
Option Writing: When the Fund writes a covered call option on a security, it assumes the risk that it must sell the underlying security at an exercise price that may be lower than the market price of the security, and it gives up the opportunity to profit from a price increase in the underlying security above the exercise price. In addition, the Fund continues to bear the risk of a decline in the value of the underlying security.
When the Fund writes an index call option, it assumes the risk that it must pay the purchaser of the option a cash payment equal to any appreciation in the value of the index over the strike price of the call option during the option's term. While the amount of the Fund's potential loss is offset by the premium received when the option was written, the amount of the loss is theoretically unlimited.
Other Investment Companies: The main risk of investing in other investment companies, including ETFs, is the risk that the value of an investment company's underlying investments might decrease. Shares of investment companies that are listed on an exchange may trade at a discount or premium from their net asset value. You will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the Fund's expenses. The investment policies of the other investment companies may not be the same as those of the Fund; as a result, an investment in the other investment companies may be subject to additional or different risks than those to which the Fund is typically subject. In addition, shares of ETFs may trade at a premium or discount to net asset value and are subject to secondary market trading risks. Secondary markets may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods in times of market stress because market makers and authorized participants may step away from making a market in an ETF's shares, which could cause a material decline in the ETF's net asset value.
Restricted Securities: Securities that are not registered for sale to the public under the Securities Act of 1933 are referred to as "restricted securities." These securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets, and often, these securities are subject to legal or contractual restrictions on resale. As a result of the absence of a public trading market, the prices of these securities may be more volatile, less liquid and more difficult to value than publicly traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly traded securities. Certain restricted securities represent investments in smaller, less seasoned issuers, which may involve greater risk.

Securities Lending: Securities lending involves two primary risks: "investment risk" and "borrower default risk." When lending securities, the Fund will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Fund will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Fund will lose money due to the failure of a borrower to return a borrowed security. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the net asset value, causing the Fund to be more volatile. The use of leverage may increase expenses and increase the impact of the Fund's other risks.
Structured Notes: Structured notes are investments, the interest rate or principal of which is linked to currencies, interest rates, commodities, indices, or other financial indicators (each, a "reference instrument"). Structured notes may entail a greater degree of market risk than other types of debt instruments because the investor also bears the risk of the reference instrument. Structured notes may be more volatile, less liquid, and more difficult to accurately price than less complex securities and other types of debt instruments. In addition, structured notes are subject to other risks, including interest rate risk, credit risk, and liquidity risk.
6.The section of the Prospectuses entitled "Portfolio Management" is deleted in its entirety and replaced with the following:
Investment Adviser Voya Investments, LLC
Sub-Adviser
Voya Investment Management Co. LLC
Portfolio Managers
Justin Kass, CFA	David Oberto
Portfolio Manager (since 05/24)	Portfolio Manager (since 05/24)
Ethan Turner, CFA	Michael Yee
Portfolio Manager (since 05/24)	Portfolio Manager (since 05/24)
7.The sub-sections of the Prospectus entitled "More Information About the Fund – Asset Allocation Process" and "More Information About the Fund – Asset Allocation is No Guarantee Against Loss" are deleted in their entirety.
8.The sub-section of the Prospectus entitled "More Information About the Fund – Additional Information About the Principal Risks" is revised to: (i) delete the "Affiliated Underlying Funds," "Asset-Backed Securities," "Borrowing," "China Investing Risks," "Collateralized Loan Obligations and other Collateralized Obligations," "Credit (Loans)," "Credit Default Swaps," "Deflation," "Demand for Loans," "Environmental, Social, and Governance (Funds-of-Funds)," "Environmental, Social, and Governance (Multi-Manager)," "Equity Securities Incidental to Investments in Loans," "Floating Rate Loans," "Focused Investing," "Focused Investing (Index)," "Foreign (Non-U.S.) Investments for Floating Rate Loans," "Index Strategy (Funds-of-Funds)," "Inflation-Indexed Bonds," "Initial Public Offerings," "Interest in Loans," "Interest Rate for Floating Rate Loans," "Issuer Non-Diversification," "Limited Secondary Market for Floating Rate Loans," "Liquidity for Floating Rate Loans," "London Inter-Bank Offered Rate," "Mid-Capitalization Company," "Mortgage- and/or Asset-Backed Securities," "Municipal Obligations," "Natural Resources/Commodity Securities," "Real Estate Companies and Real Estate Investment Trusts," "Repurchase Agreements," "Small-Capitalization Company," "Sovereign Debt," "U.S. Government Securities and Obligations," "Underlying Funds," "Valuation of Loans," "Value Investing," "When-Issued, Delayed Delivery, and Forward Commitment Transactions," and "Zero-Coupon Bonds and Pay-in-Kind Securities" risks; and (ii) add the following risks:
Equity-Linked Notes: An equity-linked note ("ELN") is an investment whose value is based on the value of a single equity security, basket of equity securities, or an index of equity securities (each, an "underlying equity"). ELNs are subject to the market risk and volatility risk associated with their underlying equity as well as the credit risk of the entity issuing the ELN, and the terms of the ELN can cause the Fund's return on the ELNs to deviate, including significantly, from a direct investment in the underlying equity. As a result, an investment in an ELN may result in significant losses to the Fund, including its entire principal investment. In addition, because ELNs often take the form of unsecured notes of the issuer, the Fund is subject to the risk that the issuer may default on its obligations under the ELN, thereby subjecting the Fund to the further risk of being too concentrated in the securities (including ELNs) of that issuer. ELNs are also subject to the risk that counterparties will fail to make payments when due or default completely. The value of an ELN may also be adversely affected if issuers and/or counterparties are subject to an actual or perceived deterioration in their credit quality. ELNs are also subject to liquidity risk, which may make ELNs difficult to sell and value. A lack of liquidity may also cause the value of an ELN to decline or prevent the Fund from selling the ELNs when it would otherwise do so.
Option Writing: When the Fund writes a covered call option on a security, it assumes the risk that it must sell the underlying security at an exercise price that may be lower than the market price of the security, and it gives up the opportunity to profit from a price increase in the underlying security above the exercise price. In addition, the Fund continues to bear the risk of a decline in the value of the underlying security.
When the Fund writes an index call option, it assumes the risk that it must pay the purchaser of the option a cash payment equal to any appreciation in the value of the index over the strike price of the call option during the option's term. While the amount of the Fund's potential loss is offset by the premium received when the option was written, the amount of the loss is theoretically unlimited.
When writing a covered call option, the Fund may be unable to sell the underlying security during the term of the option, including to take advantage of new investment opportunities. If a covered call option written by the Fund expires unexercised, the Fund will realize a capital gain equal to the premium received at the time the option was written; however, in return for the premium received, the Fund gives up the opportunity to profit from any price increase in the underlying security above the exercise price during the term of the option, and, as long as its obligation under such call option continues, has retained the risk of loss should the price of the underlying security decline.
There can be no assurances that the option strategy will be effective and that the Fund will be able to exercise a transaction at a desirable price and time.
Structured Notes: Structured notes are investments, the interest rate or principal of which is linked to currencies, interest rates, commodities, indices, or other financial indicators (each, a "reference instrument"). Structured notes may entail a greater degree of market risk than other types of debt instruments because they also bear the risk of the reference instrument. If the reference instrument does not perform as anticipated, the structured note might pay less interest than the stated coupon payment or repay less principal upon maturity. The values of structured notes may decrease as a result of the credit risk of the structured note issuer and the normal risks of price changes in response to changes in interest rates. Structured notes may be more volatile and more difficult to accurately price than less complex securities and other types of debt instruments. Structured notes are also subject to liquidity risk, which may make them difficult to sell and value. A lack of liquidity may also cause the value of a structured note to decline or may make it difficult or impossible for the Fund to sell a structured note when it would otherwise do so.
9.The sub-section of the Prospectus entitled "More Information About the Fund – Further Information About Principal Risks" is revised to: (i) delete the "Investment by Other Funds" and "Manager" risks; and (ii) add the following risks:
Investment by Other Funds: Certain funds-of-funds, including some Voya funds, may invest in the Fund. If investments by these other funds result in large inflows or outflows of cash from the Fund, the Fund could be required to sell securities or invest cash at times, or in ways, that could, among other things, negatively impact its performance, speed the realization of capital gains, increase its portfolio turnover, affect the liquidity of its portfolio, or increase transaction costs. The manager will monitor transactions by such funds-of-funds and will attempt to minimize any adverse effects these transactions may have on the Fund. If shares of the Fund are purchased by another fund in reliance on Section 12(d)(1)(G) of the 1940 Act or Rule 12d1-4 thereunder and the Fund purchases shares of other investment companies in reliance on Rule 12d1-4, the Fund will not be able to make new investments in other funds, including private funds, if, as a result of such investment, more than 10% of the Fund's assets would be invested in other funds or private funds, subject to certain exceptions.
Manager: The Fund is subject to manager risk because it is an actively managed investment portfolio. The Investment Adviser, the Sub-Adviser, or each individual portfolio manager will make judgments and apply investment techniques and risk analyses in making investment decisions, but there can be no guarantee that these decisions will produce the desired results. The Fund's portfolio may fail to produce the intended results, and the Fund's portfolio may underperform other comparable funds because of portfolio management decisions related to, among other things, the selection of investments, portfolio construction, risk assessments, and/or the outlook on market trends and opportunities. Many managers of equity funds employ styles that are characterized as "value" or "growth." However, these terms can have different applications by different managers. One manager's value approach may be different from that of another, and one manager's growth approach may be different from that of another. For example, some value managers employ a style in which they seek to identify companies that they believe are valued at a more substantial or "deeper discount" to a company's net worth than other value managers. Therefore, some funds that are characterized as growth or value can have greater volatility than other funds managed by other managers in a growth or value style.
10.The section of the Prospectus entitled "Key Information About the Underlying Funds" is deleted in its entirety.
11.The table in the sub-section of the Prospectus entitled "Management of the Fund – Portfolio Management" is deleted in its entirety and replaced with the following:
Portfolio
Manager	Sub-Adviser	Fund	Recent Professional Experience
Justin Kass,	Voya IM	Voya Global Income	Mr. Kass, Senior Managing Director, Portfolio
CFA		& Growth Fund	Manager, is chief investment officer, co-head
of income and growth at Voya IM. He joined
the firm as part of Voya's acquisition of Allianz
Global Investors U.S., where he was a portfolio
manager, managing director, CIO, and co-head
of the U.S. income and growth strategies team
with portfolio management, research and
trading responsibilities for the income and
strategies team. Prior to that at Allianz Global
Investors U.S., Mr. Kass held portfolio
manager responsibilities for the U.S.
convertible strategy and was a lead portfolio
manager for the income and growth strategy
since its inception and was also responsible
for managing multiple closed- and open-end
mutual funds.
David Oberto	Voya IM	Voya Global Income	Mr. Oberto, Portfolio Manager, joined Voya IM
		& Growth Fund	as part of Voya's acquisition of Allianz Global
Investors U.S., where he was a portfolio
manager and director with portfolio
management, research, and trading
responsibilities for the income and growth
strategies team. At Allianz Global Investors
U.S., he served as portfolio manager for the

Portfolio
Manager	Sub-Adviser	Fund	Recent Professional Experience
U.S. High Yield Bond strategy and was also
responsible for managing multiple closed-end
and open-end mutual funds. Prior to that, Mr.
Oberto was a portfolio administrator, a credit
default swaps account manager and a trade-
closer at Bain Capital.
Ethan Turner,	Voya IM	Voya Global Income	Mr. Turner, Portfolio Manager, joined Voya IM
CFA		& Growth Fund	as part of Voya's acquisition of Allianz Global
Investors U.S., where he was an analyst and
vice president with research responsibilities
for the income and growth strategies team.
Prior to Allianz Global Investors U.S., he was a
trading assistant. Prior to that, Mr. Turner was
a lead analyst covering the financial sector at
Relational Investors and a financial analyst at
Sunstone Hotel Investors.
Michael Yee	Voya IM	Voya Global Income	Mr. Yee, Portfolio Manager, joined Voya IM as
		& Growth Fund	part of Voya's acquisition of Allianz Global
Investors U.S., where he was a portfolio
manager and managing director with portfolio
management, research and trading
responsibilities for the income and growth
strategies team. He served as a lead portfolio
manager for the income and growth strategy
since inception and was responsible for
managing multiple closed-end and open-end
mutual funds. Prior to that at Allianz Global
Investors U.S., Mr. Yee was an analyst for the
global and systematic team with
responsibilities focused on the U.S. large cap
equity strategies and worked in global
portfolio administration and client service.
Prior to that, he was a financial consultant for
Priority One Financial/Liberty Foundation.
12.The sub-section of the Prospectus entitled "Dividends, Distributions, and Taxes – Dividends and Distributions" is deleted in its entirety and replaced with the following:
The Fund generally distributes most or all of its net earnings in the form of dividends, consisting of ordinary income and capital gains distributions. The Fund distributes capital gains, if any, annually. The Fund also declares dividends daily and pays dividends consisting of ordinary income, if any, monthly.
From time to time a portion of the Fund's distributions may constitute a return of capital. To comply with U.S. federal tax regulations, the Fund may also pay an additional capital gains distribution.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

VOYA EQUITY TRUST
Voya Global Multi-Asset Fund
(the "Fund")
Supplement dated March 26, 2024
to the Fund's Class A, Class C, Class I, Class R6, and Class W Shares'
Statement of Additional Information,
dated September 30, 2023
(the "SAI")
On March 6, 2024, the Board of Trustees of Voya Equity Trust approved the following changes with respect to the Fund, effective at the close of business on May 1, 2024: (i) changes to the Fund's principal investment strategies; (ii) changing the Fund's name to "Voya Global Income & Growth Fund"; (iii) changing the Fund's primary benchmark index from the "S&P Target Risk® Growth Index" to the "MSCI World Index" and the "Bloomberg Global Aggregate Index"; (iv) changing the Fund's dividend distribution frequency from an annual basis to a monthly basis; (v) changing the Fund's expense limitation agreement, management fee schedule, and sub-advisory fee schedule; and (vi) changes to the portfolio management team. From the open of business on May 1, 2024 through the close of business on May 15, 2024, the Fund will be in a "transition period," during which time the Fund may not be pursuing its investment objective and strategies, and limitations on permissible investments and investment restrictions will not apply. The sale and purchase of securities during the transition period are expected to result in buy and sell transactions. Such transactions may be made at a disadvantageous time and may result in the realization of taxable gains or losses for the Fund, resulting in taxable distributions to the Fund's shareholders. In addition, these transactions will also result in costs, which will be borne by the Fund.
Effective at the close of business on May 1, 2024, the SAI is revised as follows:
1.	All references to "Voya Global Multi-Asset Fund" are deleted in their entirety and replaced with "Voya Global
Income & Growth Fund".
2.	All references to the Sub-Adviser investing the assets of the Fund in a combination of Underlying Funds, all references to the Fund's fund structure as a fund of funds, and all references to the Underlying Funds are deleted in their entirety.
3.	All references to Lanyon Blair, CFA, CAIA and Barbara Reinhard, CFA as portfolio managers for the Fund are deleted in their entirety.
4.	The table in the sub-section of the SAI entitled "History of the Trust" is deleted in its entirety and replaced with the following:

Fund		Former Name	Date of Change
Voya Global Income & Growth Fund		Voya Global Multi-Asset Fund	May 1, 2024
Voya Global Multi-Asset Fund		Voya Global Multi-Asset Fund II	November 8, 2019
5.The table in the section of the SAI entitled "Supplemental Description of Fund Investments and Risks" is deleted in its entirety and replaced with the following:
ASSET CLASS/INVESTMENT TECHNIQUE	Voya Global Income & Growth Fund
Equity Securities
Commodities
Common Stocks	X
Convertible Securities	X
Initial Public Offerings	X
Master Limited Partnerships	X
1

Other Investment Companies and Pooled Investment Vehicles	X
Preferred Stocks	X
Private Investments in Public Companies	X
Real Estate Securities and Real Estate Investment Trusts	X
Small- and Mid-Capitalization Issuers	X
Special Purpose Acquisition Companies	X
Special Situation Issuers	X
Trust Preferred Securities	X
Debt Instruments
Asset-Backed Securities	X
Bank Instruments	X
Commercial Paper	X
Corporate Debt Instruments	X
Credit-Linked Notes	X
Custodial Receipts and Trust Certificates
Delayed Funding Loans and Revolving Credit Facilities
Event-Linked Bonds	X
Floating or Variable Rate Instruments	X
Guaranteed Investment Contracts	X
High-Yield Securities	X
Inflation-Indexed Bonds	X
Inverse Floating Rate Securities
Mortgage-Related Securities	X
Municipal Securities	X
Senior and Other Bank Loans	X
Structured Notes	X
U.S. Government Securities and Obligations	X
Zero-Coupon, Deferred Interest and Pay-in-Kind Bonds	X
Foreign Investments
Depositary Receipts	X
Emerging Markets Investments	X
Eurodollar and Yankee Dollar Instruments	X
Foreign Currencies	X
Sovereign Debt	X
Supranational Entities	X
Derivative Instruments
Forward Commitments	X
Futures Contracts	X
Hybrid Instruments	X
Options	X
Participatory Notes	X
Rights and Warrants	X
Swap Transactions and Options on Swap Transactions	X
Other Investment Techniques
Borrowing	X
Illiquid Securities	X
Participation on Creditors' Committees
Repurchase Agreements	X
Restricted Securities	X
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Reverse Repurchase Agreements and Dollar Roll Transactions	X
Securities Lending	X
Short Sales	X
To Be Announced Sale Commitments	X
When-Issued Securities and Delayed Delivery Transactions	X
6.The sub-section of the SAI entitled "Supplemental Description of Fund Investments and Risks – Equity Securities – Convertible Securities" is amended to include the following:
Equity-Linked Notes: An equity-linked note ("ELN") is an investment whose value is based on the value of a single equity security, basket of equity securities, or an index of equity securities (each, an "underlying equity"). Generally, when purchasing an ELN, the Fund pays the counterparty (usually a bank or brokerage firm) the current value of the underlying equity plus a commission. Upon the maturity of the ELN, the Fund generally is entitled to receive the par value plus a return based on the appreciation of the underlying equity. If the underlying equity has depreciated in value or if the price fluctuates outside of a preset range, depending on the type of ELN in which the Fund invested, the Fund may receive only the principal amount of the note, or may lose the principal invested in the ELN entirely.
ELNs are available with an assortment of features, such as periodic coupon payments (e.g., monthly, quarterly, or semiannually); varied participation rates (the rate at which the Fund participates in the appreciation of the underlying equity); limitations on the appreciation potential of the underlying equity by a maximum payment or call right; and different protection levels on the Fund's principal investment. In addition, when the underlying equity is foreign securities or indices, an ELN may be priced with or without currency exposure. The Fund may engage in all types of ELNs, including those that: (1) provide for protection of the Fund's principal in exchange for limited participation in the appreciation of the underlying equity, and
(2)do not provide for such protection and subject the Fund to the risk of loss of the Fund's principal investment.
An ELN may provide interest income, thereby offering a yield advantage over investing directly in the underlying equity. ELNs also may enable the Fund to obtain a return (the coupon payment) without risk to principal (in principal-protected ELNs) if the general price movement of the underlying equity is correctly anticipated. The Fund's successful use of ELNs will usually depend on the Sub-Adviser's ability to accurately assess the terms of the ELN and forecast the credit quality of the issuer and the movements in the value of the underlying equity. Should the prices of the underlying equity move in an unexpected manner, the Fund may not achieve the anticipated benefits of the investment in the ELN, and it may realize losses, which could be significant and could include the Fund's entire principal investment.
In addition, an investment in an ELN possesses the risks associated with the underlying equity, such as management risk, market risk, and as applicable, foreign securities and currency risks. In addition, because ELNs are in note form, ELNs are subject to the usual risks associated with debt instruments, such as interest rate risk and credit risk. An ELN also bears the risk that the issuer of the ELN will default or become bankrupt. In such an event, the Fund may have difficulty being repaid, or fail to be repaid, the principal amount of, or income from, its investment. A downgrade or impairment to the credit rating of the issuer may also negatively impact the value of the ELN, regardless of the price of the underlying equity.
The Fund may also experience liquidity issues when investing in ELNs. The secondary market for ELNs may be limited, and the lack of liquidity in the secondary market may make ELNs difficult to sell and value. The market for those ELNs that are exchange traded may be thinly traded and no assurance of liquidity is provided.
ELNs may exhibit price behavior that does not correlate with the underlying equity. In addition, the performance of an ELN is the responsibility only of the issuer of the ELN and not the issuer of the underlying equity. As the holder of an ELN, the Fund generally has no rights to the underlying equity, including no voting rights or rights to receive dividends, although the amount of expected dividends to be paid during the term of the instrument are factored into the pricing and valuation of the underlying equity at inception.
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An ELN is a form of Structured Note. See "Structured Notes" for more information.
7.The sub-section of the SAI entitled "Supplemental Description of Fund Investments and Risks – Debt Instruments" is amended to include the following:
Structured Notes: Structured notes are investments, the interest rate or principal of which is linked to currencies, interest rates, commodities, indices, or other financial indicators (each, a "reference instrument"). Structured notes generally are privately negotiated debt obligations issued by corporations, including banks, or governmental agencies and frequently are assembled in the form of medium-term notes, but a variety of forms are available. The terms of structured notes normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but ordinarily not below zero) to reflect changes in the values of the reference instrument. As a result, the interest and/or principal payments made on a structured note may change and the Fund may experience losses on some or all of the amount invested in a structured note. The rate of return on a structured note may be determined by applying a multiplier to the performance or differential performance of the reference instrument or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. Investment in a structured note involves certain risks, including the credit risk of the issuer and the normal risks of price changes in response to changes in interest rates. Further, in the case of certain structured notes, a decline in the reference instrument may cause the interest rate to be reduced to zero, and any further declines in the reference instrument may then reduce the principal amount payable on maturity. Finally, structured notes may have lower liquidity than other types of securities, and their values may be more volatile than their reference instruments. "Subordinated" structured notes, which are subordinated to the right of payment of another class of the structured note, typically have higher yields and present greater risks than "unsubordinated" structured notes.
8.The table and following text in the sub-section of the SAI entitled "Investment Adviser – Management Fees" is deleted in its entirety and replaced with the following:
Fund	Annual Management Fee
Voya Global Income & Growth Fund	Direct Investments
0.750% of the Fund's average daily net assets
Underlying Funds
0.180% of the Fund's average daily net assets
Other Investments
0.400% of the Fund's average daily net assets
"Direct Investments" shall include direct interests in companies other than investment companies (e.g., stocks), securities evidencing indebtedness (e.g., bonds) that do not derive their value from another security or asset, and instruments whose value is backed by an asset. Convertible securities are considered "Direct Investments" for purposes of calculating the management fee.
"Underlying Funds" shall mean open-end investment companies registered under the 1940 Act within the Voya family of funds. The term "family of funds" shall have the same meaning as "fund complex" as defined in Item 17 of Form N-1A, as it was in effect on the date of the Investment Management Agreement.
"Other Investments" shall mean assets which are not Direct Investments or Underlying Funds.
9.The table and following text in the sub-section of the SAI entitled "Sub-Adviser – Sub-Advisory Fees" is deleted in its entirety and replaced with the following:
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Fund	Sub-Adviser	Annual Sub-Advisory Fee
Voya Global Income & Growth Fund	Voya IM	Direct Investments
0.3375% of the Fund's average daily net assets
Underlying Funds
0.0200% of the Fund's average daily net assets
Other Investments
0.1350% of the Fund's average daily net assets
"Direct Investments" shall include direct interests in companies other than investment companies (e.g., stocks), securities evidencing indebtedness (e.g., bonds) that do not derive their value from another security or asset, and instruments whose value is backed by an asset. Convertible securities are considered "Direct Investments" for purposes of calculating the sub-advisory fee.
"Underlying Funds" shall mean open-end investment companies registered under the 1940 Act within the Voya family of funds. The term "family of funds" shall have the same meaning as "fund complex" as defined in Item 17 of Form N-1A, as it was in effect on the date of the Investment Management Agreement.
"Other Investments" shall mean assets which are not Direct Investments or Underlying Funds.
10.The sub-section of the SAI entitled "Sub-Adviser – Portfolio Management – Other Accounts Managed" is deleted in its entirety and replaced with the following:
Other Accounts Managed
The following table sets forth the number of accounts and total assets in the accounts managed by each portfolio manager as of December 31, 2023:
		Registered Investment		Other Pooled Investment
		Companies			Vehicles	Other Accounts
		Number		Number		Number
Portfolio		of		of		of
Manager	Fund(s)	Accounts	Total Assets	Accounts	Total Assets	Accounts	Total Assets
Justin Kass,	Voya	23	$9,768,578,801	29	$52,525,617,628	11	$2,380,699,118
CFA	Global
	Income &
	Growth
	Fund

David	Voya	21	$9,424,283,297	25	$49,204,040,027	5	$1,306,815,342
Oberto	Global
	Income &
	Growth
	Fund
Ethan	Voya	22	$9,695,363,777	19	$48,155,395,531	5	$1,306,815,342
Turner, CFA	Global
	Income &
	Growth
	Fund

Michael Yee	Voya	18	$8,652,377,403	22	$49,062,779,492	5	$1,306,815,342
	Global
	Income &
	Growth
	Fund
11.The table in the sub-section of the SAI entitled "Sub-Adviser – Portfolio Management – Compensation" is deleted in its entirety and replaced with the following:
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Fund	Portfolio Manager	Benchmark(s)
Voya Global Income & Growth Fund	Justin Kass, CFA; David Oberto;	MSCI World Index and Bloomberg
	Ethan Turner, CFA; and Michael Yee	Global Aggregate Index
12.The sub-section of the SAI entitled "Sub-Adviser – Portfolio Management – Ownership of Securities" is deleted in its entirety and replaced with the following:
Ownership of Securities
The following table shows the dollar range of Fund shares beneficially owned by each portfolio manager (including investments by his/her immediate family members) and amounts invested through retirement and deferred compensation plans as of December 31, 2023.
In addition, certain Voya IM portfolio managers may be required to defer a portion of their compensation into an account that tracks the performance of investment options, including certain Voya mutual funds, chosen by the portfolio managers as part of their participation in Voya's deferred compensation plan and/or other targeted compensation programs. This deferral will not cause any purchase or sale of Fund shares, but the NAV of the Fund shares will be used as a measurement mechanism for determining the cash amount to be paid under any vesting provisions when the portfolio manager realizes his/her compensation. To the extent these Voya IM portfolio managers voluntarily disclose amounts such portfolio managers have allocated to an investment option that tracks the performance of Fund(s) that the portfolio manager manages, the amounts are reflected in a footnote to the table below, in each case as of December 31, 2023.
	Investment Adviser or	Fund(s) Managed by the Portfolio	Dollar Range of Fund
Portfolio Manager	Sub-Adviser	Manager	Shares Owned
Justin Kass, CFA	Voya IM	Voya Global Income & Growth Fund	None
David Oberto	Voya IM	Voya Global Income & Growth Fund	None
Ethan Turner, CFA	Voya IM	Voya Global Income & Growth Fund	None
Michael Yee	Voya IM	Voya Global Income & Growth Fund	None
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
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